Exhibit 99.1

Globus Medical Announces $500 Million Share Repurchase Program

AUDUBON, Pa. – May 15, 2025 (GLOBE NEWSWIRE) – Globus Medical, Inc. (NYSE: GMED), a leading musculoskeletal solutions company, today announced that its Board of Directors has authorized a share repurchase program of up to $500 million of the Company’s outstanding common stock.

“We believe the recent volatility in our share price has created a meaningful disconnect between our intrinsic value and our market valuation,” said Keith Pfeil, Chief Financial Officer and Chief Operating Officer of Globus Medical. “Given our strong track record of growth and profitability, we are confident in the long-term strength of our business. This repurchase authorization reflects that confidence and reinforces our commitment to delivering long-term value to our shareholders.”

The timing and actual number of shares repurchased will be determined by management at its discretion and will depend on a variety of factors, including market price of the shares, general business and market conditions, applicable legal requirements, and alternative investment opportunities.  The repurchase program will be executed consistent with the company’s capital allocation strategy of prioritizing investment to grow the business over the long term.

Repurchases may be made through privately negotiated transactions or open market transactions, including pursuant to a trading plan in accordance with Rule 10b5-1 and/or Rule 10b-18 under the Securities Exchange Act of 1934, as amended.  The repurchase program has no time limit and may be suspended for periods or discontinued at any time.  The Company intends to utilize its cash reserves to fund the share repurchase program.

About Globus Medical, Inc.

Globus Medical, Inc. is a leading global musculoskeletal company dedicated to solving unmet clinical needs and changing lives. We innovate with inspired urgency, provide world-class education and clinical support, and advance care throughout spine, orthopedic trauma, joint reconstruction, biomaterials and enabling technologies. Additional information can be accessed at www.globusmedical.com.

Safe Harbor Statements

All statements included in this press release other than statements of historical fact are forward-looking statements and may be identified by their use of words such as “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and other similar terms. These forward-looking statements are based on our current assumptions, expectations and estimates of future events and trends. Forward-looking statements are only predictions and are subject to many risks, uncertainties and other factors that may affect our businesses and operations and could cause actual results to differ materially from those predicted. These risks and uncertainties include, but are not limited to, the risks and costs associated with the integration of the NuVasive and Nevro businesses and our ability to successfully integrate and achieve anticipated synergies with the integration, health epidemics, pandemics and similar outbreaks, factors affecting our quarterly results, our ability to manage our growth, our ability to sustain our profitability, demand for our products, our ability to compete successfully (including without limitation our ability to convince surgeons to use our products and our ability to attract and retain sales and other personnel), our ability to rapidly develop and introduce new products, our ability to develop and execute on successful business strategies, our ability to comply with laws and regulations that are or may become applicable to our businesses, our ability to safeguard our intellectual property, our success in defending legal proceedings brought against us, trends in the medical device industry, general economic conditions, and other risks.  For a discussion of these and other risks, uncertainties and other factors that could affect our results, refer to the disclosure of Globus Medical contained in our most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission, including the sections labeled “Risk Factors” and “Cautionary Note Concerning Forward-Looking Statements,” and in our Forms 10-Q, Forms 8-K and other filings with the U.S. Securities and Exchange Commission. These documents are available at www.sec.gov. Moreover, we operate in an evolving environment. New risk factors and uncertainties emerge from time to time, and it is not possible for us to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation to update any forward-looking statements as a result of new information, events or circumstances or other factors arising or coming to our attention after the date hereof.

Investor contact:

Brian Kearns

Senior Vice President, Corporate Development and Investor Relations

(610) 930-1800

investors@globusmedical.com

www.globusmedical.com

Media contact:

Moran Chavez

media@globusmedical.com